DEFINITIVE PROXY MATERIALS
                          SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
     240.14a-12

  Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P.
------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 N/A
------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No Fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i) (4)
      and 0-11.
      1) Title of each class of securities to which transaction
   applies:
-----------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:
----------------------------------------------------------------
3) Per unit price or other underlying value of transaction
   computed pursuant to  Exchange Act Rule 0-11:*
     ----------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
5) Total fee paid:
-----------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and how it was determined.
/ /    Fee paid with preliminary material:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount Previously Paid:
----------------------------------------------------------------
       2)   Form, Schedule or Registration Statement No.:
----------------------------------------------------------------
3)   Filing Party:
----------------------------------------------------------------
       4)   Date Filed:
----------------------------------------------------------------

                    TECHNOLOGY FUNDING VENTURE PARTNERS V,
                      AN AGGRESSIVE GROWTH FUND, L.P.
                    2000 Alameda de las Pulgas, Suite 250
                       San Mateo, California 94403


NOTICE OF MEETING OF LIMITED PARTNERS

To the Limited Partners of TECHNOLOGY FUNDING VENTURE PARTNERS V, AN AGGRESSIVE GROWTH FUND, L.P.:

Notice is hereby given that the Meeting of Limited Partners of Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P. the "Partnership") will be held at 1:30 p.m. (Mountain Time) on September 11, 1998 at the Partnership's offices at 460 St. Michael's Drive, Bldg. 1000, Santa Fe, New Mexico, 87505, for the following purposes:


1.   To elect three Individual General Parters;

2.   To elect two Managing General Partners;

3. To ratify the selection of KPMG Peat Marwick LLP as independent certified accounts of the Partnership; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

By order of the Individual General Partners of the Partnership, only Limited Partners of record at the close of business on July 15, 1998 are entitled to notice of and will be entitled to vote at this meeting or any adjournment thereof.

You are cordially invited to attend this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE ENCLOSED PROXY IS BEING SOLICITED BY THE INDIVIDUAL GENERAL PARTNERS.


By order of the Individual General Partners,




Charles R. Kokesh
General Partner,
Technology Funding Inc.

San Mateo, California
Dated:  July 24, 1998

                    TECHNOLOGY FUNDING VENTURE PARTNERS V,
                       AN AGGRESSIVE GROWTH FUND, L.P.
                    2000 Alameda de las Pulgas, Suite 250
                        San Mateo, California 94403

                             PROXY STATEMENT

                              July 24, 1998


                           GENERAL INFORMATION

Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P. (the "Partnership") is a limited partnership organized under Delaware law. The Partnership has elected the status of a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). It commenced operations on January 2, 1991. The Partnership completed its offering on December 31, 1992 raising a total of $40,000,000. The Partnership is managed and administered by three Individual General Partners. Subject to the supervision of the Individual General Partners, the two Managing General Partners, Technology Funding Inc. ("TFI") and Technology Funding Ltd. ("TFL"), are responsible for management of the Partnership, negotiation and structuring of financing arrangements, oversight of the Portfolio Companies and day-to-day administration of Partnership affairs. Initially capitalized terms used in this Proxy Statement that are not otherwise defined have the meanings set forth in the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement").

The Partnership is required under the terms of its Partnership Agreement as Amended, to hold Partnership meetings every three years to consider certain Partnership matters, including the election of General Partners and ratification of the selection of independent certified public accountants for the Partnership.

The accompanying proxy is solicited on behalf of the Individual General Partners for use at the Annual Meeting of Limited Partners of the Partnership to be held at 1:30 p.m. (Mountain Time) on September 11, 1998 (the "Meeting") at the Partnership's offices at 460 St. Michael's Drive, Bldg. 1000, Santa Fe, New Mexico, 87505, and any adjournment thereof.


              VOTING RIGHTS AND SOLICITATION OF PROXIES

Only Limited Partners of record on July 15, 1998 will be entitled to vote at the Meeting. At the close of business on that date, the Partnership had 400,000 Units outstanding and entitled to vote. To the knowledge of management of the Partnership, no person beneficially owned more than five percent of the outstanding Units at such date. Limited Partners are entitled to one vote for each Unit held.

Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by (i) filing a written revocation of the proxy with the Partnership; (ii) submitting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attendance at the Meeting and casting a contrary vote.
A majority passing vote by Limited Partners is necessary for each item to be approved. Proxies will be tallied prior to and will be presented at the Annual Meeting.

The expenses of soliciting proxies in the enclosed form will be paid by the Partnership. Following the original mailing of the proxies and other soliciting materials, representatives of the Partnership may request brokers, custodians, nominees, and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold Units and to request authority for the exercise of proxies. In such cases, the Partnership, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

      PROPOSAL 1 -- ELECTION OF INDIVIDUAL GENERAL PARTNERS

All General Partners of the Partnership are to be elected every three years by the Limited Partners. As required by the Investment Company Act, a majority of the General Partners must be individuals who are not "interested persons" of the Partnership as defined in the Investment Company Act. The Securities and Exchange Commission (the "SEC") has issued an order declaring that persons serving as Individual General Partners of the Partnership will not be deemed to be "interested persons" of the Partnership, as defined in Section 2(a)(19) of the Investment Company Act, solely by reason of their being partners of the Partnership and co-partners of one another. While not superseding the partnership's order, the SEC has adopted a Rule under the Investment Company Act of 1940 to the same operative effect. Presently, none of the Individual General Partners is an "interested person" of the Partnership within the meaning of Section 2(a)(19) of the Investment Company Act. Therefore, the Individual General Partners constitute the Partnership's Independent General Partners.

The Individual General Partners have exclusive control of the management of the Partnership, provide overall guidance and supervision with respect to the operations of the Partnership and perform the various duties imposed on the directors of business development companies by the Investment Company Act. In addition to general fiduciary duties, the Individual General Partners, among other things, supervise the management arrangements of the Partnership and supervise the activities of the Managing General Partners. Subject to the supervision of the Individual General Partners, the Managing General Partners are responsible for (i) management of the Partnership, including analysis and selection of the Portfolio Companies that the Partnership funds,
(ii) negotiation and structuring of financing arrangements, (iii) oversight of the Portfolio Companies, and (iv) day-to-day administration of Partnership affairs.

At the Meeting, the Limited Partners will elect three Individual General Partners, each to hold office until the next required meeting and until his successor is elected and qualified or until his earlier resignation or removal. Units represented by the accompanying proxy will be voted for the election of the nominees listed below, each of whom is presently an Individual General Partner of the Partnership and has been such since the Partnership commenced operations, unless the proxy is marked in such a manner as to withhold authority so to vote. Each nominee listed below has consented to continue to serve as an Individual General Partner. If any nominee is not available for election, which is not anticipated, the proxies received will be voted for such substitute nominee as the Individual General Partners may recommend.

Certain information about each nominee is set forth below:




                                        Partnership Units Beneficially
      Nominee                 Age        owned effective June 30, 1998
     ---------                ----       ----------------------------
  Ben H. Crawford, Ph.D.         59          Twenty
  Harry E. Kitch, P.E.           52          Twenty
  Alfred E. Osborne, Jr., Ph.D.  54          Seventy

Ben H. Crawford, Ph.D. has been the owner of Horsestead Farms and McDowell & Crawford Development from May 1985 to the present where he manages a horse and cattle operation and real estate development. From May 1979 to May 1985, Dr. Crawford was a Professor at Colorado State University.

Harry E. Kitch, P.E. is Regional Branch Chief in the Planning Division, Headquarters, Corps of Engineers, Department of the Army. Mr. Kitch has been with the Corps of Engineers since August 1971, serving in a variety of field and headquarters positions until May 1990, when he assumed his present position.

Alfred E. Osborne, Jr., Ph.D. is an Associate Professor of Business Economics at UCLA and director of the Harold Price Center for Entrepreneurial Studies at the John E. Anderson Graduate School of Management. He has been at UCLA since 1972. Dr. Osborne also serves as a director of several public and private corporations.

Compensation

The Partnership currently pays each Individual General Partner an annual fee of $6,000 in quarterly installments plus a fee of $1,000 for each meeting of the Individual General Partners or of any committee thereof (unless called on the same day and place as an Individual General Partners' meeting, in which case the fee for a committee meeting is $500), up to annual limits of $8,000 and $5,000 for meetings of Individual General Partners and meetings of committees thereof, respectively. The Partnership also pays all Individual General Partners actual out-of-pocket expenses relating to attendance at meetings. The aggregate fees and expenses paid or payable by the Partnership to Messrs. Crawford, Kitch and Osborne totaled $12,590.21, $14,290.47 and $10,728.39, respectively, for the fiscal year ended December 31, 1997.

Individual General Partner Meetings and Committees

During 1997, the Partnership's Individual General Partners held a total of four meetings. The Partnership does not have an audit committee, a compensation committee, a nominating committee or any committee performing similar functions.


       PROPOSAL 2.  ELECTION OF MANAGING GENERAL PARTNERS

At the Meeting, two Managing General Partners will be elected, each to serve until the next required Meeting of Limited Partners and until its successor is elected and qualified or until its earlier resignation or removal. It is the intention of the persons named in the enclosed proxy, unless a contrary instruction is given, to nominate and vote in favor of the election of the nominees discussed below. The nominees discussed below have consented to continue to serve as Managing General Partners.

Technology Funding Inc. is a California corporation formed in 1979. Its address is 2000 Alameda de las Pulgas, Suite 250, San Mateo, California 94403. In conjunction with TFL, TFI has organized and managed 20 limited partnerships in addition to the Partnership. TFI is a registered investment adviser under the Investment Advisers Act of 1940. The backgrounds and experience of certain senior officers of TFI are outlined in "Key Personnel of the Managing General Partners" below.
TFI currently employs approximately 50 persons, including TFI's senior officers. TFI uses consultants and outside counsel extensively to provide expertise in specific areas.

Technology Funding Ltd. is a California limited partnership formed in 1980. TFL is a registered investment adviser under the Investment Advisers Act of 1940. TFL has 2 general partners and 16 limited partners. Mr. Kokesh is the managing general partner of TFL. The general partners of TFL are all officers of TFI; Mr. Kokesh is also the sole director of TFI.

Voting Interest in the Managing General Partners

The following table sets forth the voting interests of the general partners of TFL as of June 30, 1998. TFL is the sole shareholder of TFI. Mr. Kokesh may be deemed to be control person of TFL.

             TFL (1)
             -------
             Charles R. Kokesh        6 votes
             Gregory T. George        2 votes

(1) Under the TFL partnership agreement, all material decisions require the vote of at least 75% of the voting interests. The general partners' capital, profit and loss interests are flexible and may vary from the voting percentage set forth above.

Key Personnel of the Managing General Partners

Charles R. Kokesh, 50, is President, Chief Executive Officer and
Chairman of TFI, and managing general partner of TFL. Prior to forming Technology Funding in 1979, Mr. Kokesh was a Vice President of Bank of America where he was responsible for Global Treasury Management
Services.

Gregory T. George, 49, is a Group Vice President of TFI and a general partner of TFL. From May 1983 to June 1986, Mr. George was an independent management consultant specializing in the technical and strategic analysis of venture-backed software companies.

Thomas J. Toy, 43, is a Group Vice President of TFI and a partner of TFL. Prior to joining TFI in January 1987, Mr. Toy spent seven years in various positions with Bank of America, most recently as a Vice
President in corporate lending.

Peter F. Bernardoni, 39, is a Vice President of TFI and a partner of TFL. Prior to joining Technology Funding in February 1988, Mr.
Bernardoni served in several capacities with IBM.

Compensation

The Managing General Partners receive a management fee from the Partnership as well as a share of Partnership profits and losses. The management fee is designed to compensate the Managing General Partners for expenses incurred in performing management duties for the Partnership. In 1997, the Partnership incurred $389,995 in management fees.

     PROPOSAL 3.  SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

At its meeting to be held on September 11, 1998, the Individual General Partners of the Partnership expect to select the firm of KPMG Peat Marwick LLP ("Peat Marwick"), independent certified public accountants, to examine the financial statements of the Partnership. The Partnership knows of no direct or indirect financial interest of such firm in the Partnership. Such appointment is subject to ratification or rejection by the Limited Partners of the Partnership. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

Peat Marwick also acts as independent certified public accountants for the Managing General Partners and all of the other Technology Funding partnerships and other Technology Funding entities. The fees received by Peat Marwick from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Partnership. The Individual General Partners consider the fact that Peat Marwick has been retained as the independent accountants for the Managing General Partners and the other entities described above in their evaluation of the independence of Peat Marwick with respect to the Partnership.

Representatives of Peat Marwick are not expected to be present at the Meeting and therefore will not have the opportunity to respond to questions from Limited Partners or to make a statement.

     PROPOSAL 4.   TRANSACT OTHER BUSINESS

The Individual General Partners do not presently intend to bring any other business before the Meeting and, so far as it is known to the Individual General Partners, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in the respect thereof in accordance with the judgment of the persons voting such proxies.

ADDITIONAL INFORMATION

The Partnership Agreement provides that the Limited Partners of the Partnership are prohibited from exercising certain rights of limited partners, including the right to elect General Partners, unless prior to the exercise of such rights, counsel for the Partnership has delivered to the Partnership an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the other jurisdictions in which the Partnership is then formed or qualified, will adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Prior to the Meeting, counsel to the Partnership will have delivered a favorable opinion to the Partnership with respect to the foregoing.

LIMITED PARTNER PROPOSALS

A Limited Partner may submit proposals to be included in a Partnership Proxy Statement and Form of Proxy. The Managing General Partners must receive such proposals by March 15 of the calendar year in which inclusion of such proposal is sought for a meeting to be held during that same calendar year. Mere submission of a proposal, however, will not guarantee its inclusion in the proxy materials, as other conditions, such as compliance with federal regulations and the terms of the Partnership Agreement, must also be met.

AS THE PARTNERSHIP MUST RECEIVE PROXIES FROM AT LEAST 50% OF THE OUTSTANDING UNITS, ALL LIMITED PARTNERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POST-PAID ENVELOPE. YOUR PROMPT ATTENTION TO THIS MATTER WILL AVOID COSTLY FOLLOW-UP CORRESPONDENCE.

THANK YOU FOR YOUR ASSISTANCE.

                   TECHNOLOGY FUNDING VENTURE PARTNERS V,
                     AN AGGRESSIVE GROWTH FUND, L.P.
                PROXY FOR ANNUAL MEETING OF LIMITED PARTNERS
                           SEPTEMBER 11, 1998

          The undersigned hereby appoints Charles R. Kokesh and Gregory
T. George or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of the Limited Partners of Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P. (the "Partnership") to be held at the Partnership's offices at 460 St. Michael's Drive, Building 1000, Santa Fe, New Mexico 87505 on September 11, 1998 at 1:30 p.m. (Mountain Time), and any adjournment thereof, and to vote the number of Units of limited partnership interest in the Partnership the undersigned would be entitled to vote if personally present in the following matters:

1.  ELECTION OF INDIVIDUAL GENERAL PARTNERS
      FOR all nominees listed below
      (except as marked to the contrary below):[      ]

      WITHHOLD AUTHORITY to vote for all nominees listed below:[    ]

      Nominees:  Ben H. Crawford, Ph.D., Harry E. Kitch, P.E., Alfred
      E. Osborne, Jr., Ph.D.

     (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the
      space provided below.)
      ________________________________________________

2.    ELECTION  OF MANAGING GENERAL PARTNERS
      FOR all nominees listed below (except as marked to the contrary
below):  [        ]

      WITHHOLD AUTHORITY to vote for all nominees listed below: [   ]

      Nominees:  Technology Funding Inc., Technology Funding Ltd.

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

3.    RATIFICATION OF THE SELECTION OF KMPG PEAT MARWICK LLP as
independent certified public accountants of the Partnership.
[          ] FOR  [             ] AGAINST   [             ] ABSTAIN

4. In their descretion, upon such other business as may properly come before the meeting or any adjournment thereof.

The Management committee recommends a vote FOR all nominees identified in proposals 1 and 2 above and FOR proposal 3. This proxy is solicited on behalf of the Management Committee. This proxy will be voted as directed. In the absence of direction, this proxy will be voted for all nominees in proposals 1 and 2 and for proposal 3.

WILL YOU BE ATTENDING THE ANNUAL MEETING?  [     ] YES   [        ] NO

PROXY INSTRUCTIONS

1.    Please sign exactly as the name or names appear hereon.
2. If Units of limited partnership interest are held by two or more persons, all of them should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Executors, administrators, trustees and partners should so indicate when signing.

Dated:__________________, 1998


Signature(s)__________________________________________________
            ___________________________________________________



PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

YOUR VOTE MUST BE RECEIVED PRIOR TO THE INITIAL MEETNG OF LIMITED
PARTNERS TO BE HELD ON SEPTEMBER 11, 1998.

If the information on the mailing label is not correct, please make changes below:
Social Security  _____-_____-_____________
Address:         _______________________________
                 _______________________________

Social Security #  __________________________________________